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                                                                    EXHIBIT 10.1

                               ESCROW AGREEMENT


     THIS ESCROW AGREEMENT is made and entered into as of the _____ day of ________, 200__, by and among BANK ONE, NATIONAL ASSOCIATION, a national banking association (the "Bank"); REEF PARTNERS LLC, a Nevada limited liability company (the "Managing General Partner"), and the Managing General Partner of Reef Global Energy __, L.P., a limited partnership to be formed under the laws of Nevada (the "Partnership"); and WESTERN AMERICAN SECURITIES CORPORATION, a Texas corporation and the dealer manager ("the Dealer Manager") of the proposed securities offering of units of the Partnership.

                                 I.  RECITALS

     1.1. THE AGREEMENT. The Managing General Partner has prepared an Offering Prospectus ("Prospectus") on behalf of the Partnership pertaining to the offer and subscription for partnership interests in the Partnership ("Interests") aggregating $10,000,000, upon the terms and subject to the conditions set forth in the Prospectus which, among other things, provides that each person desiring to subscribe for Interests will be required to forward to the Dealer Manager a check payable to the order of "Bank One, Escrow Agent for Reef Global Energy __, L.P.," in an amount equal to his subscription to the Partnership.

     1.2 PURPOSE HEREOF. The Bank, the Managing General Partner (for itself and the Partnership) and the Dealer Manager hereby enter into this Escrow Agreement.

                            II.  ESCROW PROVISIONS

     2.1 APPOINTMENT OF BANK. The Bank is hereby appointed Escrow Agent to hold and dispose of all funds paid by subscribers for Interests or reservations for such Interests, as hereinafter provided.

     2.2     DEPOSIT AND RECEIPT OF FUNDS.

     (a) The Dealer Manager shall deposit promptly all checks received by it in payment of subscriptions in an escrow account entitled "Bank One, Escrow Agent for Reef Global Energy __, L.P.," established at the Bank, for the purpose of this Escrow Agreement. Concurrently with the delivery of such deposits to the Bank, the Dealer Manager shall supply the Bank and the Managing General Partner with the name, mailing address and a completed Form W9/W8 for each subscriber. The Bank shall hold the proceeds of said checks (the "Escrow Funds") in escrow until disbursements therefrom are directed as set forth in Paragraph 2.4.

     (b) The Managing General Partner and Dealer Manager shall each execute and deliver to the Escrow Agent a certificate of incumbency substantially in the form of Exhibit A hereto for the purpose of establishing the identity of the representatives of the Managing General Partner and Dealer Manager entitled to issue instructions or directions to the Escrow
Agent on behalf of each such party.   In the event of any change in the
identity of such representatives, a new certificate of incumbency shall be executed and delivered to the Escrow Agent by the appropriate party. Until such time as the Escrow Agent shall receive a new incumbency certificate, the Escrow Agent shall be fully protected in relying without inquiry on any then current incumbency certificate on file with the Escrow Agent.

     (c) The Managing General Partner, Partnership and Dealer Manager shall each furnish the Escrow Agent with a completed Form W-8 or Form W-9, as applicable.

     2.3 INVESTMENT OF FUNDS. The Escrow Funds shall be invested only in short term institutional investments including bank accounts, insured bank money market accounts or certificates of

ESCROW AGREEMENT - Page 1

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deposit issued by a bank.  The interest earned shall be added to the Escrow funds and disbursed in accordance with the provisions of Paragraph 2.4 or 2.10, as the case may be. Unless directed otherwise by the Managing General Partner, the Escrow Funds shall be invested in the Bank One Trust Company Money Market Deposit Account.

     2.4 DISBURSEMENT OF ESCROW FUNDS. At such time as (i) checks representing subscriptions for at least 50 units ($1,000,000) shall have been deposited with the Bank and (ii) funds for at least $1,000,000 shall have been collected by the Bank, upon receipt by the Bank of written instructions from the Managing General Partner and the Dealer Manager informing the Bank of the date of closing with respect to the Partnership, the Bank will deliver to the Managing General Partner certified, or official bank or trust checks drawn on the Escrow Funds to the orders and in the amounts set forth in the aforementioned instructions. The Bank shall not disburse any Escrow Funds to the Partnership until at least $1,000,000 in collected funds have been deposited in the Escrow Account. All such disbursement instructions shall be unconditional and shall not impose any duties upon the Bank other than that of disbursing Escrow Funds in a designated amount to a particular party. In the event that any funds, including cleared funds, deposited in the Escrow Account prove uncollectible after the funds represented thereby have been released by the Escrow Agent pursuant to this Agreement, the Managing General Partner shall immediately reimburse the Escrow Agent upon request for the face amount of such check or checks, together with reasonable and customary charges and expenses related thereto, and the Escrow Agent shall deliver the returned checks or other instruments to the Managing General Partner. The Managing General Partner acknowledges that its obligation in the preceding sentence shall survive the termination of this Agreement and the resignation or removal of the Escrow Agent.

     2.5 RETURN OF ESCROW FUNDS TO SUBSCRIBERS. Before, at or following the closing, the Managing General Partner may separately instruct the Bank in writing to return to any subscriber so specified by the Managing General Partner an amount equal to the full amount of each Interest subscribed for, together with interest attributable thereto, if any, as calculated by the Managing General Partner.

     2.6 BANK'S RESPONSIBILITY. The Bank's sole responsibility shall be for the safekeeping of the Escrow Funds, the deposit of the Escrow Funds pursuant to Paragraph 2.3 and the disbursement thereof in accordance with Paragraph 2.4, 2.5 or 2.10, and the Bank shall not be required to take any other action with reference to any matters which might arise in connection with the Escrow Funds or this Escrow Agreement. The Bank may act upon any written instruction or other instrument which the Bank in good faith believes to be genuine and what it purports to be. THE BANK SHALL NOT BE LIABLE FOR ANY ACTION TAKEN BY IT IN GOOD FAITH AND BELIEVED TO BE AUTHORIZED OR WITHIN THE RIGHTS OR POWERS CONFERRED UPON IT BY THIS ESCROW AGREEMENT OR FOR ANYTHING WHICH THE BANK MAY DO OR REFRAIN FROM DOING IN CONNECTION HEREWITH UNLESS THE BANK IS GUILTY OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. IN NO EVENT SHALL THE ESCROW AGENT BE LIABLE TO THE MANAGING GENERAL PARTNER, PARTNERSHIP OR THE DEALER MANAGER OR ANY THIRD PARTY FOR SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES, OR LOST PROFITS OR LOSS OF BUSINESS ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT. The Bank may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel, except actions of gross negligence or willful misconduct. The Bank is not a party to, nor is it bound by, nor need it give consideration to the terms or provisions of, even though it may have knowledge of, (i) any agreement or undertaking between the Managing General Partner and any other party or parties, except for this Escrow Agreement, (ii) any agreement or undertaking which may be evidenced or disclosed by this Escrow Agreement or the Prospectus, or (iii) any other agreement that may now or in the future be deposited with the Bank in connection with this Escrow Agreement. The Bank has no duty to determine or inquire into any happening or occurrence or any performance or failure of performance of the Managing General Partner or any other party with respect to agreements or arrangements with each other or with any other party or parties. The Bank shall have no responsibility or liability for any diminution in value of any

ESCROW AGREEMENT - Page 2

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assets held hereunder which may result from any investments or reinvestment made in accordance with any provision which may be contained herein. The Bank shall be under no obligation to invest the deposited funds or the income generated thereby until it has received a Form W-9 or W-8, as applicable, from the Managing General Partner, Partnership, Dealer Manager and subscribers, regardless of whether such party is exempt from reporting or withholding requirements under the Internal Revenue Code of 1986, as amended.

     2.7 POSSIBLE DISAGREEMENTS. If any disagreement should arise between the parties hereto or with any other party with respect to the Escrow Funds or this Escrow Agreement or if the Bank in good faith is in doubt as to what action should be taken hereunder, the Bank shall have the absolute right at its election to do either or both of the following: (i) withhold or stop all further performance under this Escrow Agreement and all instructions received in connection herewith until the Bank is satisfied that such disagreement has been resolved, or (ii) file a suit in interpleader and obtain an order from a court of appropriate jurisdiction requiring all persons involved to litigate in such court their respective claims arising out of or in connection with the Escrow Funds.

     2.8 INDEMNITY TO BANK. THE MANAGING GENERAL PARTNER AND DEALER MANAGER JOINTLY AND SEVERALLY AGREE TO INDEMNIFY AND HOLD THE BANK HARMLESS AGAINST AND FROM ANY AND ALL COSTS, EXPENSES, CLAIMS, LOSSES, LIABILITIES AND DAMAGES (INCLUDING REASONABLE ATTORNEY'S FEES) THAT MAY ARISE OUT OF OR IN CONNECTION WITH THE BANK'S ACTING AS ESCROW AGENT UNDER THE TERMS OF THIS ESCROW AGREEMENT, EXCEPT IN THOSE INSTANCES WHERE THE BANK HAS BEEN GUILTY OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, AND INDEMNIFICATION SHALL SURVIVE THE BANK'S RESIGNATION OR REMOVAL, OR THE TERMINATION OF THE AGREEMENT. AT THE REQUEST OF THE BANK, THE MANAGING GENERAL PARTNER SHALL CAUSE THE PARTNERSHIP, ONCE IT IS FORMED, TO ENTER INTO THIS COVENANT TO INDEMNIFY THE BANK.

     2.9 COMPENSATION. The Bank shall be entitled to compensation for its services hereunder as per Exhibit B attached hereto, which is made a part hereof, and for reimbursement of its out-of-pocket expenses including, but not by way of limitation, the fees and costs of attorneys or agents which it may find necessary to engage in performance of its duties hereunder, all to be paid by the Managing General Partner. At such time as the required minimum of 50 Units ($1,000,000) shall have been collected and be disbursable to the Managing General Partner, the Escrow Agent shall have, and is hereby granted, a prior lien upon any property, cash, or assets of the Escrow Account, with respect to its unpaid fees and nonreimbursed expenses, superior to the interests of any other persons or entities. At such time as the required minimum of 50 Units ($1,000,000) shall have been collected and be disbursable to the Managing General Partner, the Bank shall be entitled to and is hereby granted the right to set off and deduct any unpaid fees and/or nonreimbursed expenses from amounts on deposit in the Escrow Funds.

     2.10 RETURN OF ESCROW FUNDS. If the required minimum of 50 units ($1,000,000) are not subscribed for and accepted by the Managing General Partner prior to December 31, [2001, 2002, 2003 or 2004, as appropriate] the Bank will promptly return to subscribers from the Escrow Funds an amount equal to the principal amount of Interests subscribed for together with interest attributable thereto where appropriate.

     2.11 EFFECTIVE DATE AND TERMINATION. This Escrow Agreement shall become effective on the date of this agreement. All of the provisions of this Escrow Agreement shall be fully performed and this Escrow Agreement shall terminate by the disbursement of all Escrow Funds as herein set out.

     2.12 STATEMENTS. During the term of this Agreement, the Escrow Agent shall provide the Dealer Manager with monthly statements containing the beginning balance in the escrow account as well as all principal and income transactions for the statements period. Dealer Manager shall be responsible for reconciling these statements. The Escrow Agent shall be forever released and discharged from all liability

ESCROW AGREEMENT - Page 3

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with respect to the accuracy of such statements and the transactions listed therein, except with respect to any such act or transaction as to which the Dealer Manager shall within 90 days after the furnishing of the statement file written objections with the Escrow Agent.

     2.13 NOTICES AND COMMUNICATIONS. All notices and communications hereunder shall be in writing and shall be deemed to be duly given if sent by registered mail, return receipt requested, as follows:

             BANK ONE, NATIONAL ASSOCIATION
             1717 Main Street
             4th Floor
             Dallas, Texas 75201
             Attn.:  Amy C. Perkins
             Telephone:  214.290.3615
             Facsimile:  214.290.3624

             Reef Partners LLC
             1901 N. Central Expressway
             Suite 300
             Richardson, Texas 75080
             Telephone:  972.437.6792
             Facsimile:  972.994.0369

             Western American Securities Corporation
             1901 N. Central Expressway
             Suite 400
             Richardson, Texas  75080
             Telephone: 972.437.6895
             Facsimile:  972.994.0369

     2.14 RESIGNATION. The Bank may resign and be discharged from its duties or obligations hereunder by giving notice in writing of such resignation specifying a date when such resignation shall take place.

     2.15 ENTIRE AGREEMENT. This instrument evidences the entire agreement between the Bank and the Partnership and the Managing General Partner, and the Dealer Manager.

     2.16 APPLICABLE LAW. This agreement shall be construed and enforced according to the laws of the State of Texas, and the provisions herein administered in accordance with such laws.

     2.17 APPROVAL OF OFFERING. The Bank is acting solely as Escrow Agent and has not reviewed or approved the offering, nor is it required to review or approve the offering or the economic viability of the Partnership, nor any other matters relating to the sale of the Interests other than this Agreement.

     2.18    TAX MATTERS.

     (a) PREPARATION AND FILING OF TAX RETURNS. The Managing General Partner is required to prepare and file any and all income or other tax returns applicable to the Escrow Funds with the Internal Revenue Service and all required state and local departments of revenue in all years income is earned in any particular tax year as and to the extent required under the provisions of the Code.

     (b) UNRELATED TRANSACTIONS. The Escrow Agent shall have no responsibility for the preparation of and/or filing of any tax or information return with respect to any transaction, whether or not related to this Agreement or a related agreement, that occurs outside the Escrow Funds.

ESCROW AGREEMENT - Page 4

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WITNESS THE EXECUTION OF THIS ESCROW AGREEMENT, as of the date first above written.

                                       BANK ONE, NATIONAL ASSOCIATION


                                       By:
                                          ------------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------



                                       REEF PARTNERS LLC
                                       individually and as Managing General
                                       Partner of Reef Global Energy __, L.P.


                                       By:
                                          ------------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------



                                       WESTERN AMERICAN  SECURITIES CORPORATION


                                       By:
                                          ------------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------











ESCROW AGREEMENT - Page 5

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                                   EXHIBIT A


                           CERTIFICATE OF INCUMBENCY


     The undersigned, ___________________________, of _______________________,
hereby certifies that the following named officers are duly appointed, qualified and acting in the capacity set forth opposite his/her name, and the following signature is the true and genuine signature of said officer.


     Name                           Title                      Signature

     _____________________          _________________          __________________

     _____________________          _________________          __________________


     Such officers are hereby authorized to furnish the Escrow Agent with directions relating to any matter concerning this Escrow Agreement and the funds and/or property held pursuant thereto.

     IN WITNESS WHEREOF, __________________________ has caused this Certificate of Incumbency to be executed by its officer duly authorized this ________ day of ______________, 2001.

                                       [NAME OF PARTY]



                                       By
                                         -------------------------------
                                       Name
                                       Title














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                                   EXHIBIT B

                         SCHEDULE OF ESCROW AGENT FEES


Acceptance Fee      $1,500.00

Annual Administration Fee (FOR UP TO 20 DEPOSITS)     $1,500.00
       (FOR 21 TO 50 DEPOSITS)      $2,000.00
       (FOR 51 TO 150 DEPOSITS)     $3,500.00
       (FOR 150 + DEPOSITS)         $4,000.00

Allocation of Interest Report  - $5.00 PER INVESTOR OR MINIMUM     $100.00

NSF Checks from Investors (each check)     $25.00

Wire Transfers or Checks Issued     $15.00

Tax Reporting     $500.00

Out-of-pocket Expenses:

A CHARGE OF 8% OF THE TOTAL FEES WILL BE ADDED TO COVER ORDINARY BUSINESS EXPENSES FOR POSTAGE, CHECKS, STATIONERY, PRINTING, MESSENGER DELIVERIES, AND TELEPHONE. EXPENSES FOR EXTRAORDINARY SERVICES, SUCH AS, BUT NOT LIMITED TO, TRAVEL, LEGAL, SECURITIES DELIVERY, AND LEGAL NOTICE PUBLICATION WILL BE BILLED ADDITIONALLY.

Extraordinary Time Charges     $200 per hour (see below)

Additional Terms and Conditions:

SERVICES IN ADDITION TO AND NOT CONTEMPLATED IN THE AGREEMENT, INCLUDING BUT NOT LIMITED TO DOCUMENT AMENDMENTS AND REVISIONS, NONSTANDARD CASH AND/OR INVESTMENT TRANSACTIONS, CALCULATIONS, NOTICES, REPORTS, AND DEFAULT ADMINISTRATION MAY BE BILLED AS EXTRAORDINARY TIME CHARGES.

UNLESS OTHERWISE INDICATED, THE ABOVE FEES PROVIDE FOR THE ESTABLISHMENT OF ONE ACCOUNT. ADDITIONAL SUB-ACCOUNTS GOVERNED BY THE SAME ESCROW AGREEMENT MAY BE ESTABLISHED AT AN ADDITIONAL CHARGE OF $250 PER ACCOUNT.

THE ACCEPTANCE FEE AND THE FIRST YEAR MINIMUM ANNUAL ADMINISTRATION FEE ARE PAYABLE UPON EXECUTION OF THE ESCROW DOCUMENTS. IN THE EVENT THE ESCROW IS NOT FUNDED, THE ACCEPTANCE FEE AND ALL RELATED EXPENSES WILL NOT BE REFUNDED. ANNUAL ADMINISTRATION FEES COVER A FULL YEAR IN ADVANCE, OR ANY PART
THEREOF, AND THUS ARE NOT PRO-RATED IN THE YEAR OF TERMINATION.






ESCROW AGREEMENT - Page 7